Execution Version
Globalstar, Inc.

$200,000,000 13.00% Senior Notes due 2029

Purchase Agreement
March 28, 2023

VP Capital, L.P.
c/o Walkers Corporate Limited
190 Elgin Avenue
George Town, Grand Cayman, KY1-9008
Cayman Islands

ETG TR LLC
c/o EnTrust Global Partners Offshore LP
375 Park Avenue, 24th Floor
New York, NY 10152

Ladies and Gentlemen:

    Globalstar, Inc., a Delaware corporation (the “Issuer”), proposes, subject to the terms and conditions stated herein, to issue and sell to the notes purchasers party hereto (the “Notes Purchaser”), an aggregate of $200,000,000 principal amount of its 13.00% Senior Notes due 2029 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of the Closing Date (as defined in Section 2 hereof) (the “Indenture”), among the Issuer, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”). In the event that more than one party shall constitute the “Notes Purchaser” the Notes Purchaser’s obligations shall be joint and several, and wherever the singular term is used in this Agreement, the same shall be construed as meaning the plural if the context requires unless otherwise specifically stated.
    On the Closing Date, the Securities will be guaranteed on an unsecured senior basis by each of the entities listed in Schedule 1 hereto (each, a “Guarantor” and such guarantees, the “Guarantees”). As used herein, the term “Securities” shall include the Guarantees, unless the context otherwise requires.
    The issuance and sale of the Securities and the execution and delivery of this Purchase Agreement (this “Agreement”) and the Indenture (including each Guarantee set forth therein) (such documents, collectively, the “Transaction Documents”), are herein collectively referred to as the “Transactions.”
    The Securities will be sold to the Notes Purchaser without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.
    Each of (x) the Issuer and (y) the Guarantors hereby jointly and severally agrees with the Notes Purchaser concerning the purchase of the Securities, as follows:
    1.    Purchase of the Securities.
    (a)    The Issuer agrees to issue and sell the Securities to the Notes Purchaser as provided in this Agreement, and the Notes Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of the Securities set forth opposite such Notes Purchaser’s name in Schedule 2 hereto at a price equal to 95.000% of the principal amount thereof.

    (b)    The Notes Purchaser represents, warrants and agrees that:
    (i)    it is an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);
    (ii)    it is an “Institutional Account” as defined in FINRA Rule 4512(c); and
    (iii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.
    (c)    Each Notes Purchaser acknowledges and agrees that the Issuer and, for purposes of the “no registration” opinions to be delivered to the Notes Purchaser pursuant to Section 6(e), counsel for the Issuer, may rely upon the accuracy of the representations and warranties of the Notes Purchaser, and compliance by the Notes Purchaser with its agreements, contained in paragraph (b) above and Section 5, and each Notes Purchaser hereby consents to such reliance.
    (d)    The Issuer and each of the Guarantors acknowledge and agree that the Notes Purchaser is acting solely in the capacity of an arm’s-length contractual counterparty to the Issuer and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuer, the Guarantors or any other person. Additionally, the Notes Purchaser is not advising the Issuer, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuer and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Notes Purchaser shall not have any responsibility or liability to the Issuer or the Guarantors with respect thereto. Any review by the Notes Purchaser of the Issuer, the Guarantors, any other person, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Notes Purchaser and shall not be on behalf of the Issuer, the Guarantors or any other person. The Issuer and the Guarantors agree that they will not claim that the Notes Purchaser has rendered services of any nature, or owe a fiduciary or similar duty to the Issuer or the Guarantors, in connection with the purchase and sale of the Securities pursuant to this Agreement or the process leading thereto.
    2.    Payment and Delivery.
    (a)    Payment for and delivery of the Securities will be made at the offices of Kirkland & Ellis LLP not later than 5:00 P.M., New York City time, on March 31, 2023, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Notes Purchaser and the Issuer may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”
    (b)    Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Issuer to the Notes Purchaser against delivery to the Notes Purchaser, of one or more certificated notes representing the Securities (collectively, the “Certificated Note”), with any transfer and other stamp, excise or similar taxes payable in connection with the sale of the Securities duly paid by the Issuer. If requested by the Notes Purchaser, the Certificated Note will be made available for inspection by the Notes Purchaser not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.
    3.    Representations and Warranties of the Issuer and the Guarantors. The Issuer and the Guarantors, jointly and severally, hereby represent and warrant to, and agree with, the Notes Purchaser and Goldman Sachs & Co. LLC, in its capacity as the placement agent (the “Placement Agent’), that, as of the date hereof and as of the Closing Date:
(a)Specified Materials. The materials specified in Schedule 3 hereto (the “Specified Materials”), do not (taken as a whole, as of the date hereof and the Closing Date) include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made misleading.
(b)Financial Statements. The financial statements and the related notes and supporting schedules thereto included in the Specified Materials present fairly in all material respects the consolidated financial position of the Issuer and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby.
(c)No Material Adverse Change. Since the date of the most recent financial statements of the Issuer included in the Specified Materials (i) there has not been any change in the capital stock, short-term debt or long-term debt of the Issuer or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Issuer on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, rights, assets, management, financial position, results of operations, liabilities or conditions of the Issuer and its subsidiaries taken as a whole; (ii) none of the Issuer nor any of its subsidiaries has entered into any transaction or agreement that is material to the Issuer and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Issuer and its subsidiaries taken as a whole; and (iii) none of the Issuer or any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Specified Materials.
(d)Organization and Good Standing. The Issuer and each of its significant subsidiaries have been duly organized or formed and are validly existing and in good standing (if such designation exists in the jurisdiction of organization or formation for such entity) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (if such designation exists in the jurisdiction of organization or formation for such entity) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing (if such designation exists in the jurisdiction of organization or formation for such entity) or have such power or authority would not, individually or in the aggregate, have a material adverse effect on (i) the business, properties, rights, assets, management, financial position, results of operations, liabilities or conditions of the Issuer and its subsidiaries taken as a whole, (ii) the performance by the Issuer and the Guarantors of their respective obligations under the Transaction Documents or (iii) the validity or enforceability of the Transaction Documents or (iv) the consummation of any of the Transactions (a “Material Adverse Effect”). The Issuer does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 4 to this Agreement.
(e)Capitalization. As of December 31, 2022, the Issuer and its significant subsidiaries have an authorized capitalization as set forth in the Specified Materials, and all the outstanding shares of capital stock or other equity interests of the Issuer and each subsidiary of the Issuer have been duly and validly authorized and issued, are fully paid and non-assessable and all of the outstanding shares of capital stock or other equity interests of the Issuer’s subsidiaries are owned directly or indirectly by the Issuer, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party other than those (i) those imposed by the laws of non-U.S. jurisdictions, the Securities Act and the securities or “Blue Sky” laws of certain jurisdictions and (ii) intercompany pledges.
(f)Due Authorization. The Issuer and each of the Guarantors has, had or will have (as of the date on which it executed and delivered such document or will execute and deliver such document) full right, power and authority to execute and deliver, in each case, to the extent party thereto, this Agreement and each of the other Transaction Documents, and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the Transactions has been or will be duly and validly taken on or prior to the Closing Date.
(g)The Indenture. The Indenture has been duly authorized by the Issuer and each of the Guarantors, on the Closing Date will be duly executed and delivered by the Issuer and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a valid and legally binding agreement of the Issuer and each of the Guarantors, enforceable against the Issuer and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, fraudulent conveyance, reorganization, moratorium, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding in equity or law) relating to enforceability (collectively, the “Enforceability Exceptions”).
(h)The Securities and the Guarantees. The Securities have been duly authorized by the Issuer, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer enforceable against the Issuer, in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
(i)This Agreement. This Agreement has been duly authorized, executed and delivered by the Issuer and the Guarantors.
(j)No Violation or Default. None of the Issuer or any of its subsidiaries is (i) in violation of its articles, charter or by-laws or similar organizational documents (“Charter Documents”); (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any property, right or asset of the Issuer or any of its subsidiaries is subject; or (iii) in violation of any applicable law (including, without limitation, common law), ordinance, decree, injunction or statute or any applicable judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority (“Law”), except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would constitute (A) a violation of Charter Documents or Laws, (B) a breach of or default or a Debt Repayment Triggering Event (as defined below) under any agreement listed in clause (ii) above or (C) result in the imposition of any penalty or the acceleration of any indebtedness. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuer or any of its subsidiaries or any of their respective properties.
(k)No Conflicts. The execution, delivery and performance by the Issuer and each of the Guarantors of each of the Transaction Documents to which each is a party (including, but not limited to, the issuance and sale of the Securities) and compliance by the Issuer and each of the Guarantors with the terms thereof and the consummation of the Transactions will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Issuer or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any property, right or asset of the Issuer or any of its subsidiaries is subject (other than any lien, charge or encumbrance created or imposed pursuant to the Transaction Documents); (ii) result in any violation of the provisions of the Charter Documents of the Issuer or any of its subsidiaries; or (iii) result in the violation of any law or statute or any judgment, order, rule, decree or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.
(l)No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court, arbitrator, governmental or regulatory authority is required for the execution, delivery and performance by the Issuer and each of the Guarantors of each of the Transaction Documents to which each is a party and compliance by the Issuer and each of the Guarantors with the terms thereof and the consummation of the Transactions, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase of the Securities by the Notes Purchaser.
(m)Legal Proceedings. Except as described in the Specified Materials, there are no legal, governmental or regulatory investigations, actions, suits, or proceedings (“Actions”) pending to which the Issuer or any of its subsidiaries is or may be a party or to which any property, right or asset of the Issuer or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Issuer or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or would prevent or impair the consummation of the offering of the Securities or any of the Transactions; no order, ruling or determination having the effect of suspending the sale or ceasing the trading of any securities of the Issuer or any of the Guarantors or their respective subsidiaries has been issued or made by any court, securities regulatory authority or stock exchange or any other regulatory authority and is continuing in effect; and no such Actions, to the knowledge of the Issuer and each of the Guarantors, are threatened or contemplated by any governmental or regulatory authority or by others.
(n)Independent Registered Public Accounting Firm. Ernst & Young LLP, who has certified certain financial statements of the Issuer and its subsidiaries, is an Independent Registered Public Accounting Firm with respect to the Issuer and its subsidiaries within the applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”) and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.
(o)Real and Personal Property. The Issuer and its subsidiaries have good, valid and marketable title (in the case of real property, in fee simple) to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Issuer and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except for those that (i) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) would not reasonably be expected, individually or in the aggregate, to interfere materially with the conduct of the respective businesses of the Issuer and its subsidiaries or (iii) are created pursuant to the Transaction Documents or in other transactions occurring substantially contemporaneously with the Closing Date, including, without limitation, the disbursement of proceeds and grant of security interests under the Partner Agreements (as defined in the Indenture) (together with the Transactions, the “Closing Transactions”).
(p)Intellectual Property. (i) The Issuer and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, inventions, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) the Issuer and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Issuer and its subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Issuer and any Guarantor the Intellectual Property of the Issuer and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person, except in each case where the failure to own, license or possess such Intellectual Property would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Issuer and its subsidiaries are not a party to, or bound by, any options, licenses or agreements with respect to the intellectual property rights of any other person or entity that are necessary to be described in the Specified Materials to avoid a material misstatement or omission and are not described therein. None of the Intellectual Property used by Issuer or its subsidiaries has been obtained or is hereby used by the Issuer or its subsidiaries in violation of any contractual obligation binding on the Issuer and its subsidiaries or, to the Issuer’s, and the Guarantors’ knowledge, their officers, directors or employees or otherwise in violation of the rights of any person, except as would not, individually or in the aggregate, have a Material Adverse Effect.
(q)Investment Company Act. The Issuer and the Guarantors have been advised of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”); neither the Issuer nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described herein, none of them will be, required to register as an “investment company” within the meaning of the Investment Company Act.
(r)Taxes. The Issuer and each of its subsidiaries have paid all federal, state, local and foreign taxes (including any related interest, penalties and additions to tax) due and payable by them (including in their capacity as withholding agent) and have filed all tax returns required to be paid or filed (taking into account any extension of the time within which to file) except for (i) items being contested in good faith and by appropriate proceedings for which adequate reserves for taxes have been established in accordance with GAAP or (ii) where failure to pay or file, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and all such returns are true, complete and correct in all material respects; and except as otherwise disclosed in the Specified Materials, there is no tax, audit, assessment, deficiency or other claim that has been, or would reasonably be expected to be, asserted against the Issuer or any of its subsidiaries or any of their respective properties or assets. To the knowledge of the Issuer and the Guarantors, after due inquiry, there are no actual or proposed tax assessments against the Issuer or its subsidiaries that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The accruals on the books and records of the Issuer and its subsidiaries in respect of any material tax liability for any period not finally determined are adequate to meet any assessments of tax for any such period and in accordance with GAAP.
(s)Licenses and Permits. The Issuer and its subsidiaries possess all licenses, sublicenses, certificates, consents, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Specified Materials, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; none of the Issuer nor any of its subsidiaries has received notice of any revocation or modification of any such license, sublease, sublicense, certificate, consent, permit or authorization or has any reason to believe that any such license, certificate, consent, permit or authorization will not be renewed in the ordinary course, except where such modification or failure to renew, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
(t)No Labor Disputes. No material labor disturbance by or dispute with employees of the Issuer or any of its subsidiaries exists or, to the knowledge of the Issuer and each of the Guarantors, is contemplated or threatened. None of the Issuer or any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Issuer’s or any of its subsidiaries’ principal suppliers, contractors or customers, except, in each case, as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Issuer nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.
(u)Compliance with Environmental Laws. (i) The Issuer and its subsidiaries (A) are, and were during the applicable statute of limitations, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (B) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses as currently conducted, and

(C) have not received written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Issuer or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, written notice or cost or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Specified Materials, (A) there are no proceedings that are pending, or that are threatened in writing against the Issuer or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which the Issuer reasonably believes no monetary sanctions of $300,000 or more will be imposed, (B) none of the Issuer or any of its subsidiaries has knowledge of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants that would reasonably be expected, individually or in the aggregate, to have a material effect on the capital expenditures, earnings or competitive position of the Issuer and its subsidiaries, and (C) none of the Issuer or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws. None of the Issuer or any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar U.S. or non-U.S. state or local Environmental Laws or regulation requiring the Issuer or any of its subsidiaries to investigate or remediate any pollutants or contaminants, except where such requirements would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.
(v)Compliance with ERISA. (i) Except as would not reasonably be expected to have a Material Adverse Effect, each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Issuer, any Guarantor or any member of their respective “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no failure to meet the minimum funding standard set forth in Sections 412 of the Code and 303 of ERISA, whether or not waived, has occurred or is reasonably expected to occur, (C) no Plan is or is reasonably expected to be in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA), (D) there has been no filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan or the receipt by the Issuer, any Guarantor or any member of their respective Controlled Group from the Pension Benefit Guaranty Corporation or the Plan administrator of the notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (E) no conditions contained in Section 303(k)(1)(A) of ERISA for the imposition of a lien shall have been met with respect to any Plan, (F) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (G) none of the Issuer, any Guarantor or any member of their respective Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA) (“Multiemployer Plan”); (iv) no Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); and (v) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, in each case, except as otherwise set forth in the Specified Materials.

(w)Accounting Controls. The Issuer and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer’s independent auditors and board of directors have been advised of: (i) all “material weaknesses” and “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act (as defined herein)), if any, in the design or operation of internal controls which could adversely affect the Issuer’s ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Issuer’s internal controls (whether or not remediated). Since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. There are no material weaknesses in the Issuer’s internal controls and the Notes Purchaser has been advised by the Issuer of all significant deficiencies in the Issuer’s internal controls.
(x)Insurance. Except in each case where the failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Issuer and its subsidiaries have insurance by insurers of recognized financial responsibility covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Issuer and its subsidiaries and their respective businesses; and none of the Issuer or any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business. The Issuer and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Issuer or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except as would not, individually or in the aggregate, have a Material Adverse Effect.
(y)No Unlawful Payments. None of the Issuer or any of its subsidiaries, nor any director, officer or employee of the Issuer or any of its subsidiaries, nor, to the knowledge of the Issuer or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Issuer or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Issuer and its subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(z)Compliance with Anti-Money Laundering Laws. The operations of the Issuer and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions where the Issuer or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency that are applicable to the Issuer or any of its subsidiaries (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Issuer or any of the Guarantors, threatened.
(aa)No Conflicts with Sanctions Laws. None of the Issuer or any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Issuer or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Issuer or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Issuer or any of its subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria, Crimea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and any other Covered Region of Ukraine identified pursuant to Executive Order 14065 (each, a “Sanctioned Country”); and the Issuer will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person or entity that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, notes purchaser, advisor, investor or otherwise) of Sanctions.
(bb)    Use of Proceeds; Solvency. All indebtedness represented by the Securities is being incurred for proper purposes and in good faith. Immediately after the consummation of the Closing Transactions, the Issuer and each Guarantor will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the fair value (and present fair saleable value) of the assets of such entity is not less than the total amount required to pay the probable liability of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the Guarantees as contemplated by this Agreement, such entity does not have, intend to incur or believe that it will incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital; and (v) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.

(cc)    No Restrictions on Subsidiaries. On the Closing Date and assuming consummation of the Closing Transactions, no subsidiary of the Issuer will be prohibited, directly or indirectly, under any agreement or other instrument to which it is as of the Closing Date (assuming consummation of the Closing Transactions) a party or will be subject, from paying any dividends to the Issuer, from making any other distribution on such subsidiary’s capital stock or similar ownership interests, from repaying to the Issuer any loans or advances to such subsidiary from the Issuer or such other subsidiary or from transferring any of such subsidiary’s properties or assets to the Issuer or any other subsidiary of the Issuer, except (i) to the extent such restriction or prohibition would constitute a Permitted Lien under and as defined in the Indenture or (ii) as disclosed in the Specified Materials or as created under the Indenture or the other Transaction Documents.

(dd)    No Integration. None of the Issuer, the Guarantors or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
(ee)    No General Solicitation or Directed Selling Efforts. None of the Issuer, the Guarantors nor any of their respective affiliates or any other person acting on its or their behalf (other than the Notes Purchaser and the Placement Agent, as to which no representation are made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.
(ff)    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Notes Purchaser contained in Section 1(b) and Section 5 and its compliance with its agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Notes Purchaser, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.
(gg)    No Stabilization or Manipulation. None of the Issuer, the Guarantors or any of their respective affiliates has and, to the Issuer’s and the Guarantors’ knowledge, no one acting on its or their behalf has, (i) taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities; (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities; or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer.
(hh)    No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities of the Issuer or any “affiliate” thereof registered for sale under a registration statement.
(ii)    Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuer as described herein will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
(jj)    Industry Statistical and Market Data. Nothing has come to the attention of the Issuer or any Guarantor that has caused such entity to believe that the industry statistical and market-related data included in the Specified Materials is not based on or derived from sources that are reliable and accurate in all material respects.
(kk)    Cybersecurity and Data Protection. The Issuer and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “Technology Systems”) are reasonably believed by the Issuer, and its subsidiaries to be adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Issuer and its subsidiaries as currently conducted, and to the Issuer’s and the Guarantors’ knowledge are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. To the knowledge of the Issuer and each of the Guarantors, the Issuer and its subsidiaries have implemented and maintained reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all material Technology Systems and data (including “personal data” as defined by the EU General Data Protection Regulation (“GDPR”) (EU 2016 679) and any personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and to the knowledge of the Issuer and each of the Guarantors, there have been no breaches, violations, outages or unauthorized uses of or accesses to any Technology Systems or Personal Data, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor are there any known incidents under internal review or investigations relating to the same. The Issuer and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of Technology Systems and Personal Data and to the protection of such Technology Systems and Personal Data from unauthorized use, access, misappropriation or modification.
(ll)    Data Privacy. Except as would not reasonably be expected to have a Material Adverse Effect: (A) the Issuer and each of its subsidiaries are, and at all prior times were, in compliance with all applicable data privacy and security laws, statutes, judgements, orders, rules and regulations of any court or arbitrator or any other governmental or regulatory authority and all applicable laws regarding the collection, use, transfer, export, storage, protection, disposal or disclosure by the Issuer and its subsidiaries of Personal Data collected from or provided by third parties (collectively, the “Privacy Laws”); (B) the Issuer and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to (i) ensure compliance with their privacy policies, all third-party obligations and industry standards regarding Personal Data; and (ii) reasonably protect the Issuer and its subsidiaries and the security and confidentiality of all Personal Data (collectively, the “Privacy Policies”); and (C) at all times since inception, the Issuer has provided notice of its privacy policies on its websites, which provides accurate and sufficient notice of its then-current privacy practices and such Privacy Policies do not contain any material omissions of its then-current privacy practices. None of such disclosures made or contained in the privacy policies have been inaccurate, misleading, deceptive or in violation of any Privacy Laws or Privacy Policies in any material respect. To the knowledge of the Issuer and the Guarantors, the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of violation of any Privacy Laws or Privacy Policies. None of the Issuer or its subsidiaries: has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Privacy Laws or Privacy Policies. To the Issuer’s and the Guarantors’ knowledge, there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with Privacy Laws or Privacy Policies.
(mm)    Certificates. Each certificate signed by any officer of the Issuer or any of its subsidiaries delivered to the Notes Purchaser shall be deemed a representation and warranty by such entity (and not individually by such officer) to the Notes Purchaser with respect to the matters covered thereby.
    4.    Further Agreements of the Issuer and the Guarantors. The Issuer and the Guarantors hereby covenant and agree with the Notes Purchaser and the Placement Agent that:

(a)Use of Proceeds. The Issuer will apply the net proceeds from the sale of the Securities to repay indebtedness under its Second Lien Facility Agreement, for general corporate purposes and to pay transaction-related fees and expenses.
(b)Supplying Information to Holders of Securities. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer and each of the Guarantors will, during any period in which the Issuer is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
(c)DTC. Upon request from the Note Purchaser after the Closing Date, the Issuer will promptly cause the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).
(d)No Resales. The Issuer and the Guarantors will not, and will not permit any of their respective controlled affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuer, the

Guarantors or any of their respective affiliates and resold in a transaction registered under the Securities Act.
(e)No Integration. Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any “security” (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
(f)No General Solicitation or Directed Selling Efforts. None of the Issuer, any of its affiliates or any other person acting on its or their behalf (other than the Notes Purchaser, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.
(g)Opinion of Louisiana Counsel. The Issuer shall cause Louisiana counsel to furnish to the Notes Purchaser such counsel’s written opinion, consistent with Section 6(d) hereof, with respect to Globalstar Media, LLC (“GSAT Media”) no later than thirty (30) days following the Closing Date.
    5.    Certain Agreements of the Notes Purchaser. The Notes Purchaser hereby represents and agrees as of the Closing Date to each of the Issuer and the Guarantors and the Placement Agent and its affiliates:
(a)Prior to acquiring the Securities, the Notes Purchaser has received and read a copy of the Specified Materials, provided to it by the Issuer, any of its subsidiaries, affiliates or advisors in connection with the sale of the Securities (the “Sale”). The Notes Purchaser understands and acknowledges that, as the Sale is a private placement of securities, it is responsible for conducting its own due diligence in connection with the Sale and any purchase of Securities by it. The Notes Purchaser acknowledges that it has had the opportunity to ask and has asked any queries regarding a purchase of the Securities, the Issuer and its subsidiaries and its affairs, and the terms of the Securities, and has received satisfactory answers from representatives of the Issuer, and it has had access to such information and materials concerning the Issuer, the Guarantors and the Securities as it has deemed necessary and relevant to conduct its due diligence and make an informed investment decision on the Notes Purchaser’s behalf and on behalf of each account for which it is acting (if any). It has made its own assessment concerning the relevant tax, legal, economic and other considerations relevant to its investment in the Securities.
(b)The Notes Purchaser is an institution which (a) is a sophisticated institutional investor, (b) has such knowledge and experience in financial and business matters and expertise in assessing credit risk that it is capable of evaluating the merits and risks of its investments in the Securities (and has sought such accounting, legal, tax and other advice as it has considered necessary to make an informed investment decision), and (c) the Notes Purchaser and each account for which it is acting (if any), is aware that there are substantial risks incident to the purchase of the Securities and is able to bear the economic risk, and sustain a complete loss, of such investment in the Securities. Other than with respect to the Specified Materials, this Agreement and the opinions to be delivered to the Notes Purchaser pursuant to Section 6(e), it acknowledges that it is relying exclusively on its own sources of information and credit analysis with respect to its decision to purchase the Securities.
(c)The Securities may not be offered, sold, taken up, delivered, reoffered, resold, pledged or otherwise transferred except to the extent not prohibited by the Indenture.
(d)The Notes Purchaser is acquiring the Securities for its own account, or for one or more accounts (and as to each of which it has authority to acquire the Securities and exercise sole investment discretion), for investment purposes, and not with a view to, or for resale in connection with, the distribution thereof, directly or indirectly, in whole or in part, in the United States in violation of the Securities Act. Neither the Notes Purchaser nor any account for which it is acting (if any) were formed for the specific purpose of acquiring the Securities.

(e)The Notes Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agent, any of its affiliates or any of its or their control persons, officers, directors or employees, in making its investment or decision to invest in the Issuer; and the Notes Purchaser agrees that none of the Placement Agent, any of its affiliates or any of its or their control persons, officers, directors or employees shall be liable to any purchaser in connection with its purchase of the Securities.
The representations, warranties, covenants and agreements contained in this Section 5 are for the benefit of each of (i) the Issuer and the Guarantors, (ii) the subsidiaries and affiliates of the Issuer and the Guarantors and any person acting on their behalf and (iii) the Placement Agent and its affiliates. The Issuer, the Guarantors and their subsidiaries and affiliates and any person acting on their behalf are irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceedings, dispute or official inquiry with respect to the matters covered hereby, in each case subject to the confidentiality obligations of the Issuer, the Guarantors and their subsidiaries set forth herein. For the avoidance of doubt, the Placement Agent and its affiliates are intended to be third-party beneficiaries of this Agreement, with full rights to rely on and enforce the representations, warranties, covenants and agreements contained in this Section 3. The Placement Agent and its affiliates are irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceedings, dispute or inquiry with respect to the matters covered in this Section 5.
    6.    Conditions of Notes Purchaser’s Obligations. The obligation of the Notes Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuer and each of the Guarantors of their respective covenants and other obligations hereunder and:
(a)Representations and Warranties. The representations and warranties of the Issuer and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date (except, in each case, to the extent that such representations and warranties expressly and solely relate to an earlier date, in which case such representations and warranties shall be true and correct as of such date); and the statements of the Issuer the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
(b)No Material Adverse Change. No event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Specified Materials the effect of which in the sole judgment of the Notes Purchaser makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement.
(c)Officer’s Certificate. The Notes Purchaser shall have received on and as of the Closing Date a certificate signed by an executive officer of the Issuer and of each Guarantor who has specific knowledge of the Issuer’s or such Guarantor’s financial matters and is satisfactory to the Notes Purchaser (i) confirming that such officer has carefully reviewed the Specified Materials and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuer and the Guarantors in this Agreement are true and correct on and as of the Closing Date and that the Issuer and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.
(d)Opinion of Counsel for the Issuer and the Guarantors. On the Closing Date, each of (i) Taft Stettinius & Hollister LLP, counsel for the Issuer and the Guarantors (other than GSAT Media and SPOT, LLC (“SPOT”), pursuant to Section 4(g) hereof and clause (ii) of this Section, respectively), and (ii) Holland & Hart LLP, counsel for SPOT, shall have furnished to the Notes Purchaser, at the request of the Issuer, their respective written opinions, dated the Closing Date and addressed to the Notes Purchaser, in form and substance reasonably satisfactory to the Notes Purchaser, including an opinion that the Securities do not violate any material agreements of the Issuer.
(e)No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.
(f)Consents. On or prior to the Closing Date, the Issuer shall have furnished to the Notes Purchaser evidence of consent of Partner (as defined in the Indenture) under the Partner Agreements (as defined in the Indenture), including consent under clauses (e) and (u) of the definition of Trigger Event in the 2023 Prepayment Agreement, to (i) the execution and delivery by the Issuer and the Guarantors of this Agreement, the Indenture and the Notes and the payments and performance of their other obligations thereunder and (ii) the other transactions contemplated by this Agreement, including the execution and delivery by the Issuer and of the agreements and instruments contemplated by clause (g) below and the payments and performance of their other obligations thereunder.
(g)Good Standing. The Notes Purchaser shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Issuer and each of the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Notes Purchaser may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.
(h)Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of the Issuer and each of the Guarantors, and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Issuer and duly authenticated by the Trustee.
(i)Side Letter. On the Closing Date, the Side Letter to the Indenture substantially in the form agreed between the Issuer and the Note Purchaser on the date hereof shall have been duly executed and delivered by a duly authorized officer of the Issuer.
(j)Additional Documents. On or prior to the Closing Date, the Issuer and the Guarantors shall have furnished to the Notes Purchaser such further certificates and documents as the Notes Purchaser may reasonably request, including a secretary’s certificate dated the Closing Date executed by the secretary of the Issuer and each Guarantor certifying such matters as the Notes Purchaser may reasonably request.
    All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Notes Purchaser.
    7.    Payment of Expenses. Whether or not the transactions contemplated herein are consummated or this Agreement is terminated, the Issuer and the Guarantors covenant and agree to pay or will cause to be paid all of the reasonable, documented, out-of-pocket fees and expenses of the Notes Purchaser, including it legal counsel.
    8.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein and, to the extent provided in Section 3, Section 4 and Section 5 hereof, the Placement Agent and its affiliates. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Notes Purchaser shall be deemed to be a successor merely by reason of such purchase.
9.    Survival. The respective representations, warranties and agreements of the Issuer, the Guarantors and the Notes Purchaser contained in this Agreement or made by or on behalf of the Issuer, the Guarantors or the Notes Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuer, the Guarantors or the Notes Purchaser.

    10.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended and (e) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.
    11.    Miscellaneous.
(a)Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Notes Purchaser shall be given to c/o Värde Partners, Inc., 520 Madison Avenue, 34th Floor, New York, NY 10022, Attention: Francisco Milone (fmilone@varde.com) with a copy to legalnotices@varde.com and Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022; Attention: Timothy Cruickshank, P.C. and c/o EnTrust Global Partners Offshore LP, 375 Park Avenue, 24th Floor, New York, NY 10152, Attention: Javier Dyer (jdyer@entrustglobal.com), with a copy to: EnTrust Global Partners Offshore LP, 375 Park Avenue, 24th Floor, New York, NY 10152, Attention Matthew Lux (mlux@entrustglobal.com) and copies to: Alex Pillersdorf (apillersdorf@entrustglobal.com), Andy Lam (alam@entrustglobal.com) and Caroline Levin (clevin@entrustglobal.com). Notices to the Issuer and the Guarantors shall be given to them at c/o Globalstar, Inc., 1351 Holiday Square Blvd. Covington, LA 70433; Attention: Rebecca Clary, with a copy to Taft Stettinius & Hollister LLP, 425 Walnut St., Suite 1800, Cincinnati, OH 45202; Attention: Arthur McMahon, III.
(b)Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(c)Submission to Jurisdiction. The Issuer and each of the Guarantors hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuer and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Issuer and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuer and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which the Issuer and each Guarantor, as applicable, is subject by a suit upon such judgment.
(d)Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.
(e)Entire Agreement; Counterparts. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(f)Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
(g)Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
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    If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,
GLOBALSTAR, INC.

By:
Name:
Title:

[Signature Page to Purchase Agreement]

GSSI, LLC
By:
Name:
Title:

GLOBALSTAR SECURITY SERVICES, LLC
By:
Name:
Title:

GLOBALSTAR C, LLC
By:
Name:
Title:

GLOBALSTAR USA, LLC
By:
Name:
Title:

GLOBALSTAR LEASING LLC
By:
Name:
Title:

SPOT LLC
By:
Name:
Title:

ATSS CANADA, INC.
By:
Name:
Title:

GLOBALSTAR BRAZIL HOLDINGS, L.P.
By:
Name:
Title:
[Signature Page to Purchase Agreement]

GCL LICENSEE LLC
By:
Name:
Title:

GUSA LICENSEE LLC
By:
Name:
Title:

GLOBALSTAR MEDIA, LLC
By:
Name:
Title:
GLOBALSTAR BROADBAND SERVICES, INC.
By:
Name:
Title:

GLOBALSTAR INTERNATIONAL, LLC
By:
Name:
Title:

GLOBALSTAR HOLDING US, LLC
By:
Name:
Title:
[Signature Page to Purchase Agreement]

Accepted:

By:	VP CAPITAL, LP By: VPC GP Ltd. Its: General Partner
By:
Name:
Title:
[Signature Page to Purchase Agreement]

By:	ETG TR LLC By: EnTrust Global Partners LLC, as manager
By:
Name: Matthew Lux
Title: SMD & General Counsel

[Signature Page to Purchase Agreement]